UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2013

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
    below):
_____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Exhibit 1.1 filed with this Current Report contains the form of Underwriting Agreement proposed to be entered into by Baltic Trading Limited (the “Company”) and the underwriter listed therein in connection with the Company’s proposed public offering of common stock (the “Common Stock”) pursuant to its Registration Statement on Form S-3 (No. 333-168700) (the “Registration Statement”) previously filed with the U.S. Securities and Exchange Commission, and its prospectus supplement and accompanying prospectus for such offering. This exhibit is hereby incorporated by reference into the Registration Statement.

Exhibit 99.1 filed with this Current Report contains certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement relates to the Common Stock.

In addition, the Company announced today that it believes that opportunities exist for acquiring vessels at favorable prices and is actively considering potential acquisitions.  However, it has not agreed upon terms or entered into any agreements for any such acquisitions.  The Company intends to seek to acquire one or two vessels, using proceeds of this offering, cash on hand, and bank financing for appoximately 50% of the purchase price. Market conditions for purchasing and financing vessels change rapidly, and there is no assurance the Company will be able to obtain vessels or bank financing on these or other terms.  Depending on the amount of proceeds the Company actually receives and conditions in the vessel purchase market, the Company may consider acquiring a different number of vessels, alter the sources and amounts of financing  it may use for vessel acquisitions,  or defer its acquisition of vessels. Pending the Company’s use of net proceeds from the proposed offering for vessel acquisitions, or if the Company determines not to use any net proceeds for such acquisitions, the Company expects to use such proceeds for working capital and general corporate purposes.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this presentation are the following: (i) whether the Company is able to complete the proposed offering and the amount of net proceeds it may obtain from such offering; (ii) whether the Company is able to obtain additional financing for any potential vessel acquisition; (iii) whether the Company is able to agree upon acceptable terms for any potential vessel acquisition; (iv) definitive documentation for any such vessel acquisition or additional financing; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Company’s report on Form 10-K for the year ended December 31, 2012 and its subsequent reports on Form 10-Q and Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE: May 21, 2013

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.